UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2022

MOTUS GI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38389	81-4042793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1301 East Broward Boulevard, 3rd Floor Ft. Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 541-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $0.0001 par value per share	MOTS	The Nasdaq Capital Market

Item 7.01. Regulation FD.

On October 24, 2022, Motus GI Holdings, Inc. (the “Company”) issued a press release announcing that three abstracts featuring positive clinical data from the feasibility and efficacy study of the Pure-Vu EVS conducted by the Minneapolis VA Health Care System were presented in poster sessions at the American College of Gastroenterology (ACG) 2022 Annual Scientific Meeting, being held October 21st to the 26th in Charlotte, North Carolina. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

On October 24, 2022, the Company announced that three abstracts featuring positive clinical data from the feasibility and efficacy study of the Pure-Vu EVS conducted by the Minneapolis VA Health Care System were presented in poster sessions at the ACG’s 2022 Annual Scientific Meeting. The posters presented the results of using the Pure-Vu EVS System on inpatient colonoscopies performed at an ICU bedside, and also featured a case study utilizing the Pure-Vu EVS System during inpatient colonoscopies for patients with a left ventricular assist device.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press Release issued by Motus GI Holdings, Inc., dated October 24, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTUS GI HOLDINGS, INC.

Dated: October 24, 2022	By:	/s/ Timothy P. Moran
	Name:	Timothy P. Moran
	Title:	Chief Executive Officer

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